UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report:  December 5, 2003

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Explanatory Note

This filing on Form 8-K/A amends the Form 8-K filed by Cummins Inc. on October 30, 2003.  This amendment is being filed solely to add clarification to certain information that was contained in Exhibit 99.1 which included our press release announcing Cummins Inc. third quarter results.  The clarification provides supplemental narrative regarding the disclosure and reconciliation of non-GAAP financial measures that were attached to the previously issued press release.

Item 7.  Financial Statements and Exhibits

      (c)  Exhibits.

99.1         Press release dated October 28, 2003.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 5, 2003

Cummins Inc.

By: /s/ Susan K. Carter
Susan K. Carter Vice President - Finance and Chief Accounting Officer